CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Measurement Specialties, Inc. (the "Company"), certifies that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:          May  27,  2003                    /s/  Frank  Guidone
                                                  -------------------
                                                  Frank  Guidone
                                                  Chief  Executive  Officer


Dated:          May  27,  2003                    /s/  John  P.  Hopkins
                                                  ----------------------
                                                  John  P.  Hopkins
                                                  Chief  Financial  Officer

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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